UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

CITY HOLDING COMPANY

(Exact name of registrant as specified in its charter)

West Virginia	0-17733	55-0619957
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

25 Gatewater Road

Charleston, West Virginia, 25313

(Address of principal executive offices)

(304) 769-1100

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On September 28, 2004, Charles R. (Skip) Hageboeck, Executive Vice President and CFO of City Holding Company (“the Company”) delivered a presentation regarding the Company’s financial performance to a group of analysts and investors at the RBC Capital Markets Financial Institutions Conference held on Martha’s Vineyard, Massachusetts.

Copies of the slides used in the presentation will be available on the Company’s web site at www.cityholding.com and are attached as Exhibit 99.1 and incorporated herein by reference.

This Report (including its exhibit), which is furnished under Section 7, Item 7.01 of Form 8-K, is not to be deemed an admission as to the materiality of any information in the Report that is required to be disclosed by Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Copies of slide presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY HOLDING COMPANY

Date: September 28, 2004	By:	/s/ Michael D. Dean
Michael D. Dean
Senior Vice President – Finance, Chief Accounting Officer and Duly Authorized Officer